UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

TARGET CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Commencing on or after May 20, 2014, Target Corporation will send the following communication to shareholders in the Target 401(k) Plan with Target.com email addresses or who expressly consented to receive communications and vote by proxy via the Internet.

Subject: Target Corporation’s Annual Meeting of Shareholders – Exercise Your Right to Vote

Exercise Your Right to Vote

This is an important notice regarding the availability of proxy materials for the 2014 Target Corporation Annual Meeting of Shareholders.

At Target’s Annual Shareholders’ Meeting to be held on June 11, 2014, owners of Target shares will vote on important matters, including the election of our Board of Directors. If you hold shares of Target stock, including shares owned through Target’s 401(k) Plan, you are strongly encouraged to participate in this important process by exercising your right to vote.

To help inform your perspective, Target’s 2014 Proxy Statement includes details about items of business up for vote this year, as well as information related to executive compensation, corporate governance and financial performance. You can either view the Proxy Statement online at www.proxyvote.com, or request a paper copy by calling 1-800-579-1639 or emailing sendmaterial@proxyvote.com.

Voting is easy and can be done online, by phone or by mail. Information that will be required to cast your vote, and details related to the voting process, are included below. All votes for shares held in the Target 401(k) Plan, regardless of voting method, must be received by 6:00 a.m. Eastern Daylight Time on June 9, 2014 to be counted. If you hold shares of Target stock outside of Target's 401(k) Plan, a different Control Number was assigned to those shares and communicated to you via email or physical mail (depending on your previously selected preferences). You will need to vote those shares separately.

Please remember to exercise your right to vote this year in conjunction with Target’s Annual Meeting of Shareholders.

CONTROL NUMBER:

XXXXXXXXXXXX

VOTING PROCESS:

METHOD	INSTRUCTION	DEADLINE

• Go to www.proxyvote.com

• Enter the above Control Number and your four-digit PIN, which is the last four digits of your Social Security number if you are a current team member of Target Corporation

• Follow instructions on the screen

Internet and telephone voting are available 24 hours a day, seven days a week up to these deadlines:

• Participants in the Target 401(k) Plan – 6:00 a.m. Eastern Daylight Time on June 9, 2014

• Other Registered Shareholders or Beneficial Owners – 11:59 p.m. Eastern Daylight Time on June 10, 2014

• Call 1-800-690-6903 • Have the information noted above for Internet voting, including your Control Number, available when you call • Follow the recorded instructions

• Request a proxy card

• Mark your selections on proxy card

• Date and sign your name exactly as it appears on proxy card

• Promptly mail proxy card to Target Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. A postage-paid envelope is provided when you request printed proxy materials

Return promptly to ensure it is received before the date of the Annual Meeting or, for participants in the Target 401(k) Plan, by 6:00 a.m. Eastern Daylight Time on June 9, 2014

MEETING DETAILS

• Meeting Date: June 11, 2014

• Record Date: April 14, 2014

AVAILABILITY OF DOCUMENTATION

The relevant supporting documentation is available at www.proxyvote.com. It can also be found at the following Internet site(s):

•	Proxy Statement

https://materials.proxyvote.com/Approved/87612E/20140414/NPS_208957/

•	Annual Report

https://materials.proxyvote.com/Approved/87612E/20140414/AR_208628/

Commencing on or after June 3, 2014, Target Corporation will send the following communication to certain shareholders in the Target 401(k) Plan who do not have Target.com email addresses.

Subject: Target Corporation’s Annual Meeting of Shareholders – If You Have Not Already Voted, Exercise Your Right to Vote

If You Have Not Already Voted, Exercise Your Right to Vote

At Target’s Annual Shareholders’ Meeting to be held on June 11, 2014, owners of Target shares will vote on important matters, including the election of our Board of Directors. If you hold shares of Target stock, including shares owned through Target’s 401(k) Plan, you are strongly encouraged to participate in this important process by exercising your right to vote.

To help inform your perspective, Target’s 2014 Proxy Statement includes details about items of business up for vote this year, as well as information related to executive compensation, corporate governance and financial performance. You can either view the Proxy Statement online at www.proxyvote.com, or request a paper copy by calling 1-800-579-1639 or emailing sendmaterial@proxyvote.com.

Voting is easy and can be done online, by phone or by mail. You will need your Control Number to vote, which was included in prior communications via email or physical mail (depending on your previously selected preferences). If you cannot locate your Control Number, call 1-866-232-3037 for assistance. All votes for shares held in the Target 401(k) Plan, regardless of voting method, must be received by 6:00 a.m. Eastern Daylight Time on June 9, 2014 to be counted.

If you have not already voted, please remember to exercise your right to vote this year in conjunction with Target’s Annual Meeting of Shareholders.

VOTING PROCESS:

METHOD	INSTRUCTION	DEADLINE

• Go to www.proxyvote.com

• Enter your Control Number and your four-digit PIN, which is the last four digits of your Social Security number if you are a current team member of Target Corporation

• Follow instructions on the screen

Internet and telephone voting are available 24 hours a day, seven days a week up to these deadlines:

• Participants in the Target 401(k) Plan – 6:00 a.m. Eastern Daylight Time on June 9, 2014

• Other Registered Shareholders or Beneficial Owners – 11:59 p.m. Eastern Daylight Time on June 10, 2014

• Call 1-800-690-6903 • Have the information noted above for Internet voting, including your Control Number, available when you call • Follow the recorded instructions

• Request a proxy card

• Mark your selections on proxy card

• Date and sign your name exactly as it appears on proxy card

• Promptly mail proxy card to Target Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. A postage-paid envelope is provided when you request printed proxy materials

Return promptly to ensure it is received before the date of the Annual Meeting or, for participants in the Target 401(k) Plan, by 6:00 a.m. Eastern Daylight Time on June 9, 2014